UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

FIRST NORTHWEST BANCORP
(Exact name of registrant as specified in its charter)

Washington	001-36741	46-1259100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 West 8th Street, Port Angeles, Washington	98362
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (360) 457-0461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FNWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The 2021 Annual Meeting of Shareholders of First Northwest Bancorp ("Company") was held on May 25, 2021 ("Annual Meeting").

(b)
There were a total of 10,200,745 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 8,735854.40 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

The results of the vote for the proposals presented at the Annual Meeting were as follows:

Proposal 1. Election of Directors. Shareholders elected the following nominees to the Board of Directors for the terms indicated below.

	FOR		WITHHELD		BROKER NON-VOTES
	Number of Votes	Percentage of shares voted[1]	Number of Votes	Percentage of shares voted[1]	Number of Votes
One-Year Term
Sherilyn G. Anderson	7,615,602.20	98.41%	123,127.21	1.59%	997,125.00
Three-Year Term
David A. Blake	5,660,719.40	73.15%	2,078,010.00	26.85%	997,125.00
Craig A. Curtis	6,080,739.40	78.58%	1,657,990.00	21.42%	997,125.00
Norman J. Tonina, Jr.	6,051,247.40	78.19%	1,687,482.00	21.81%	997,125.00

Based on the voting results set forth above, Sherilyn G. Anderson was duly elected to serve as director for a one-year term expiring at the annual meeting of shareholders in 2022, and David A. Blake, Craig A. Curtis, and Norman J. Tonina, Jr. were duly elected to serve as directors for a three-year term expiring at the annual meeting of shareholders in 2024, each until their successors have been duly elected and qualified.

The terms of Directors Dana D. Behar, Cindy H. Finnie, Matthew P. Deines, Stephen E. Oliver, and Jennifer Zaccardo continued.

Proposal 2. Approval of the Amended and Restated Articles of Incorporation. The proposal to approve the Amended and Restated Articles of Incorporation of First Northwest Bancorp did not receive the required affirmative vote of at least 80% of the outstanding shares of common stock. The percentage of shares outstanding voted for approval of Proposal 2 was 75.21%. The vote was as follows:

	Number of Votes	Percentage of shares voted[1]
For	7,671,794.32	99.14%
Against	62,035.08	0.80%
Abstain	4,900.00	0.06%
Broker Non-Vote	997,125.00	N/A

Proposal 3. Advisory (Non-Binding) Vote on Compensation of Named Executive Officers. Shareholders approved an advisory (non-binding) vote on the compensation of the Company's named executive officers as follows:

	Number of Votes	Percentage of shares voted[1]
For	7,109,805.00	91.87%
Against	264,548.70	3.42%
Abstain	364,375.70	4.71%
Broker Non-Vote	997,125.00	N/A

Proposal 4. Advisory (Non-Binding) Vote on the Frequency of Shareholder Advisory Votes on Compensation of Named Executive Officers. Shareholders approved an advisory (non-binding) vote on the frequency of shareholder advisory votes on the compensation of the Company's named executive officers as follows:

	Number of Votes	Percentage of shares voted[1]
One Year	6,913,070.70	89.33%
Two Years	21,703.00	0.28%
Three Years	422,714.00	5.46%
Abstain	381,241.70	4.93%
Broker Non-Vote	997,125.00	N/A

Proposal 5. Ratification of the Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021 by the following vote:

	Number of Votes	Percentage of shares voted[1]
For	8,601,379.40	98.46%
Against	33,124.00	0.38%
Abstain	101,351.00	1.16%
Broker Non-Vote	N/A	N/A

Item 7.01 Regulation FD Disclosure2

The Company is furnishing presentation materials as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. The Company presented these materials at its Annual Meeting addressing, among other things, positive results stemming from the Company's business strategies in 2020. The foregoing description of information contained in the presentation is qualified by reference to such presentation materials attached as Exhibit 99.1. The Company is not undertaking to update this presentation or the information contained therein.

Inclusion of Item 7.01 of this report is not an admission as to the materiality of any information herein or contained in the presentation (including Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits

(d) Exhibit. The following exhibit is furnished with this Form 8-K.

Exhibit No.	Description
99.1[2]	Annual Meeting Presentation of First Northwest Bancorp
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
________________________

[1]	Excludes Broker Non-Votes
[2]
The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First Northwest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NORTHWEST BANCORP

Date:	May 26, 2021	/s/Matthew P. Deines
Matthew P. Deines
President and Chief Executive Officer